_________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

HELMER DIRECTIONAL DRILLING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53675	20-5567127
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

2845 Snowflake Dr. Boise, Idaho	83706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 761-5970

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 9, 2013, John Thomas was appointed to the Board of Directors of Helmer Directional Drilling Corp. (the “Company”). Mr. Thomas was also appointed as the Company’s Secretary. Additionally, Chene Gardner was appointed as the Company’s Chief Financial Officer. A summary of the background and business experience of Messrs. Thomas, and Gardner is as follows:

John Thomas, 41, Secretary and Director. Mr. Thomas practices law specializing in general corporate law, securities, and mergers and acquisitions for his law firm, John D. Thomas P.C. From March 2008 until March 2012, Mr. Thomas served as a member of the board of directors and chairman of the audit committee of Bayhill Capital, Inc. (BYHL.OB), a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. From July, 2009 to May, 2011, Mr. Thomas served as a member of the board of directors of Vican Resources, Inc. (OTC: VCAN), a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. From May 2006 to June 2008, Mr. Thomas was the director of the microcap division for MCC Global NV (FSE: IFQ2), an international financial services and investment conglomerate based in London and traded on the Geregeltermarkt of the Frankfurt Stock Exchange. He has also been general legal counsel for Legal Life Plans, Inc., (OTC: LLFP) since May, 2004 and as a member of the board of directors since March 2012, a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. Since August 2009, Mr. Thomas has been a member of the board of directors of London Pacific & Partners, Inc. (OTC: LDPP), a Los Angeles and London-based investment and advisory firm specializing in healthcare and hospitality finance. In August, 2009, Mr. Thomas entered into a settlement with the Commodity Futures Trading Commission wherein Mr. Thomas consented to an order of permanent injunction from his future involvement in commodity pools trading and commodities operations. Mr. Thomas holds a Juris Doctor degree from Texas Tech University School of Law and is licensed to practice law in Texas and Utah.

Chene C. Gardner, 49, Chief Financial Officer. In addition to his role as Chief Financial Officer of the Company, Mr. Gardner is the President of Chene C. Gardner & Associates, Inc., a provider of various accounting, and compliance services to public entities in their filings with the Securities and Exchange Commission. Mr. Gardner is also the Chief Financial Officer and Principal Executive Officer of Vican Resources, Inc., a filer of reports pursuant to requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), and has served in these capacities since May 2011. Mr. Gardner is also the Chief Financial Officer of Alto Group Holdings, Inc, having served in such capacity since April 15, 2010. Mr. Gardner also serves as the Financial Controller for Fuelstream, Inc. (since March 2001), Start Scientific, Inc. (since March 2004), and Uplift Nutrition (since April 2010), all filers of reports with the Commission under the Exchange Act. Mr. Gardner also has five years of auditing and accounting experience with the firm of Deloitte & Touche LLP from June 1990 to August, 1995, serving clients in the banking, manufacturing, and retail industries. Mr. Gardner holds Bachelor and Master of Accounting degrees from Weber State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Helmer Directional Drilling Corp.

Date: September 12, 2013	By: /s/ Paul Donaldson____
Paul Donaldson
Chief Executive Officer